UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ZOLTEK COMPANIES, INC.

(Name of Registrant as Specified In Its Charter)

THE BOARD OF DIRECTORS OF ZOLTEK COMPANIES, INC.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

N/A

(2)	Aggregate number of securities to which transaction applies:

N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

(4)	Proposed maximum aggregate value of transaction:

N/A

(5)	Total fee paid:

N/A

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

N/A

(2)	Form, Schedule or Registration Statement No.:

N/A

(3)	Filing Party:

N/A

(4)	Date Filed:

N/A

Notice of Annual Meeting of Shareholders
Proxy Statement for Annual Meeting of Shareholders
General Information
Voting Securities and Principal Holders Thereof
Proposal 1: Election of Directors
Corporate Governance
Directors’ Fees
Security Ownership By Management
Executive Compensation
Proposal 2: Ratification of the appointment of independent Registered Public Accountants
Report of the Audit Committee of the Board of Directors
Related Party Transactions
Proposals of Shareholders
Section 16(a) Beneficial Ownership Reporting Compliance
Equity Compensation Plan Information
Annual Report
Other Matters

January 26, 2009
DEAR FELLOW SHAREHOLDERS:
Our Annual Meeting of Shareholders will be held at the Hilton St. Louis Frontenac, 1335 South Lindbergh Boulevard, St. Louis, Missouri at 10:00 a.m., local time, on Wednesday, February 25, 2009. The meeting will be held in the Ambassadeur Ballroom with complimentary parking and entrance available behind the hotel. The notice of annual meeting of shareholders, proxy statement and proxy card which accompany this letter outline fully matters on which action is expected to be taken at the annual meeting.
We cordially invite you to attend the annual meeting. Please RSVP to 314-291-5110 if you plan to attend the meeting. Even if you do plan to be present at the meeting, we request that you date, sign and return the enclosed proxy card in the envelope provided so that your shares will be represented. The mailing of an executed proxy card will not affect your right to vote in person should you later decide to attend the annual meeting.
Sincerely,

ZSOLT RUMY
Chairman of the Board, President,
  Chief Executive Officer and Chief Financial Officer

Zoltek Companies, Inc. • 3101 McKelvey Rd. • St. Louis, Missouri 63044 (USA) • 314/291-5110 • 314/291-8536

ZOLTEK COMPANIES, INC.
3101 McKelvey Road
St. Louis, Missouri 63044
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 25, 2009
Dear Shareholder:
The Annual Meeting of Shareholders of Zoltek Companies, Inc. (the “Company”) will be held at the Hilton St. Louis Frontenac, 1335 South Lindbergh Boulevard, St. Louis, Missouri on February 25, 2009, at 10:00 a.m., local time, for the following purposes:
1.	To elect two Class I directors to hold office for a term of three years;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2009; and

3.	To transact any and all other business that may properly come before the meeting or any adjournment thereof.
These items are more fully described in the accompanying proxy statement, which is hereby made a part of this Notice. Only shareholders of record of the Company at the close of business on January 7, 2009 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.
If you do not expect to attend the meeting, please mark, sign, date and return the enclosed proxy card in the postage-paid envelope, so that your vote can be recorded.
By order of the Board of Directors,
ZSOLT RUMY
Chairman of the Board, President,
  Chief Executive Officer and Chief Financial Officer
January 26, 2009

ZOLTEK COMPANIES, INC.
3101 McKelvey Road
St. Louis, Missouri 63044
PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 25, 2009

GENERAL INFORMATION
This proxy statement is furnished to the shareholders of ZOLTEK COMPANIES, INC. in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held at the Hilton St. Louis Frontenac, 1335 South Lindbergh Boulevard, St. Louis, Missouri at 10:00 a.m., local time, on Wednesday, February 25, 2009, and at all adjournments thereof, for the purposes set forth in the preceding notice of annual meeting of shareholders.
This proxy statement, the notice of annual meeting and the accompanying proxy card were first mailed to the shareholders on or about January 26, 2009.
The accompanying proxy is being solicited by our board of directors. A proxy may be revoked at any time before it is voted by filing a written notice of revocation or a later-dated proxy card with the Secretary of our company at our principal offices or by attending the annual meeting and voting the shares in person. Attendance alone at the annual meeting will not of itself revoke a proxy. Proxy cards that are properly executed, timely received and not revoked will be voted in the manner indicated thereon at the annual meeting and any adjournment thereof.
We will bear the entire expense of soliciting proxies. Proxies will be solicited by mail initially. Our directors, executive officers and employees also may solicit proxies personally or by telephone or other means but such persons will not be specially compensated for such services. Certain holders of record, such as brokers, custodians and nominees, are being requested to distribute proxy materials to beneficial owners and will be reimbursed by us for their reasonable expenses incurred in sending proxy materials to beneficial owners.
Only shareholders of record at the close of business on January 7, 2009 are entitled to notice of, and to vote at, the annual meeting. On such date, there were 34,405,692 shares of our common stock, $.01 par value, issued and outstanding.
Each outstanding share of our common stock is entitled to one vote on each matter to be acted upon at the annual meeting. A quorum is required for votes taken at the annual meeting to be valid. A quorum will be attained if holders of a majority of the common stock issued and outstanding on the record date are represented at the annual meeting in person or by proxy. After a quorum has been established, the two nominees receiving the most votes will be elected directors. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares of our common stock voting on the proposal. Except as otherwise required by our Restated Articles of Incorporation or applicable law, approval of any other matter submitted for a vote of the shareholders at the annual meeting requires the vote of the holders of a majority of the Common Stock represented in person or by proxy at the meeting.

Shares subject to abstentions will be treated as shares that are represented at the annual meeting for purposes of determining the presence of a quorum but as unvoted for purposes of determining the number of shares voting on a particular proposal. Accordingly, abstentions will not affect the election of directors or the other matters to be submitted to the shareholders for a vote. If a broker or other nominee holder indicates on the proxy card that it does not have discretionary authority to vote the shares it holds of record on a proposal, those shares will not be treated as voted for purposes of determining the approval of the shareholders on a particular proposal.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 25, 2009:
The Proxy Statement and 2008 Annual Report are available at www.zoltek.com under Investor Relations.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
The following table includes information as to the only person known to our management to beneficially own 5% or more of our outstanding common stock as of January 7, 2009:

	Number of Shares		Percent of Outstanding
Name and Address of Beneficial Owner	Beneficially Owned(1)		Common Stock(2)

Zsolt Rumy	6,057,709	(3)	17.61%

(1)	The listed person has sole voting and investment power with respect to the reported shares.

(2)	The percentage calculation is based upon 34,405,692 shares of the company’s common stock that were issued and outstanding as of January 7, 2009.

(3)	The business address of Mr. Rumy is c/o Zoltek Companies, Inc., 3101 McKelvey Road, St. Louis, Missouri 63044.
PROPOSAL 1: ELECTION OF DIRECTORS
Two individuals will be elected at the annual meeting to serve as Class I directors of our company for a term of three years. The two nominees receiving the greatest number of votes at the annual meeting will be elected. Shareholders do not have the right to cumulate votes in the election of directors.
The persons named as proxies on the accompanying proxy card intend to vote all duly executed proxies received by our board of directors for the election of Linn H. Bealke and George E. Husman as Class I directors, except as otherwise directed by the shareholder on the proxy card. Mr. Bealke and Mr. Husman are both currently directors of our company. If for any reason Mr. Bealke or Mr. Husman becomes unavailable for election, which is not now anticipated, the persons named in the accompanying proxy card will vote for such substitute nominee as is designated by the board of directors.
Our board of directors unanimously recommends a vote “FOR” the election of Linn H. Bealke and George E. Husman as Class I directors.
The name, age, principal occupation or position and other directorships with respect to Mr. Bealke and Mr. Husman and the other directors whose terms of office will continue after the annual meeting is set forth below.

CLASS I — TO BE ELECTED FOR A TERM OF THREE YEARS EXPIRING IN 2012
Linn H. Bealke, age 64, has served as a director of our company since 1992. For more than five years prior to October 2002, he was President and Director of Mississippi Valley Bancshares, Inc. (a bank holding company) and Vice Chairman of Southwest Bank of St. Louis (a commercial bank). In October 2002, Mississippi Valley Bancshares, Inc. was merged into Marshall and Ilsley Corporation. Mr. Bealke continued to serve as Vice Chairman of Southwest Bank of St. Louis until his retirement in December 2004.
George E. Husman, age 63, has served as a director of our company since 2007. Mr. Husman was appointed Chief Technology Officer of our company February 2007. Prior to joining us, Mr. Husman was the Associate Director for Engineering Research at the University of Alabama at Birmingham since 2004. From 1993 to 2004, Mr. Husman served as the Vice President, Engineering Division, at the Southern Research Institute in Birmingham, Alabama. Prior to 1993, Mr. Husman spent six years with BASF Structural Materials, Inc. in various positions, including Vice President for Business Development and Vice President for Research & Development, and he spent 18 years at the Materials Directorate at Wright-Patterson Air Force Base in various research and management positions.
CLASS II — TO CONTINUE IN OFFICE UNTIL 2010
James W. Betts, age 71, has served as a director of our company since 1992. In 2000, he retired as Vice President Raw Materials of Great Lakes Carbon Corp. (a producer of carbon products) in which capacity he had served for more than the preceding five years.
Michael D. Latta, age 67, has served as a director of our company since 2007. Mr. Latta serves as Chairman of the Board of Universe Corporation (a construction engineering and materials distributor) and Chairman of the Board of Res Q Tek, Inc. (a manufacturer of hydraulic and pneumatic rescue equipment). He has served in these positions from 1997 and 1995, respectively. Prior to 1995 he was President of Safety Equipment (a manufacturer of emergency vehicle warning equipment) from its founding in 1974.
CLASS III — TO CONTINUE IN OFFICE UNTIL 2011
Zsolt Rumy, age 66, is the founder of our company and has served as our Chairman, Chief Executive Officer, Chief Financial Officer and President and as a Director since 1975. Prior to founding the company, Mr. Rumy served as Process Engineer and Industrial Marketing Manager for Monsanto Company, Accounts Manager for General Electric Company and Technical Sales Representative for W.R. Grace Company.
Charles A. Dill, age 69, has served as a director of our company since 1992. He is currently a principal of Two Rivers Associates, LLC, a private equity firm, which is the successor to Gateway Associates, LP, where Mr. Dill was a General Partner since 1995. He served as Chief Executive Officer of Bridge Information Systems, Inc. (a provider of online data and trading systems to institutional investors) from 1990 to 1995. Mr. Dill was President of AVX Corporation (a NYSE-listed manufacturer of electronic components) from 1987 to 1990, after spending his earlier career in a number of executive positions with Emerson Electric. Mr. Dill serves as a Director of Stifel Financial Corp., the parent of Stifel, Nicolaus & Company (a securities brokerage and investment banking firm) and TransAct Technologies (a manufacturer of transaction-based printers), as well as several private companies.

CORPORATE GOVERNANCE
Independent Directors
The board of directors has determined that all of its non-employee members are “independent directors” as defined by the rules applicable to companies listed on The Nasdaq Stock Market (Nasdaq”). In the course of the board’s determination regarding independence of non-management director, it considered any transactions and relationship arrangements of the directors.
Board Meetings and Committees
During the fiscal year ended September 30, 2008, our board of directors met four times. Our board has a standing Audit Committee and a standing Compensation Committee. Each director attended not less than 75% or more of the aggregate number of meetings of our board of directors and committees of which such director was a member during fiscal 2008. It is our policy to strongly encourage our board members to attend the annual meeting of shareholders. At the last annual meeting, all of the directors were in attendance.
The members of the Audit Committee are Messrs. Bealke, Dill and Latta, all of whom are considered independent under the listing standards of Nasdaq. Mr. Dill serves as the Audit Committee’s financial expert. The Audit Committee operates under a written charter adopted by the board of directors. The Audit Committee met eight times in fiscal 2008. The primary functions of the Audit Committee are to oversee (a) the integrity of our financial statements, (b) our compliance with legal and regulatory requirements, (c) our independent auditors’ qualifications and independence and (d) the performance of our internal audit function and independent auditors. The Audit Committee’s activities are intended to involve guidance and oversight and not to diminish the primary responsibility of management for our financial statements and internal controls.
The Compensation Committee is comprised of Messrs. Dill and Latta, each of whom is considered independent under the listing standards of Nasdaq. The Compensation Committee is authorized to review and make recommendations to our board of directors regarding the salaries and bonuses to be paid executive officers and to administer our long term incentive plans. Members of the Compensation Committee met one time during the year and consulted informally with each other and with members of management from time to time in fiscal 2008. The Compensation Committee (a) determines the compensation level of our Chief Executive Officer and changes to that compensation and oversees compensation levels of other executive officers, as well as certain other highly-compensated key employees, (b) reviews management’s Compensation Discussion and Analysis relating to our company’s executive compensation programs and approves the inclusion of the same in our Proxy Statement and (c) administers, and makes recommendations with respect to, our incentive compensation plans and stock-based plans.
Nominees for director are recommended for selection by the board of directors by a majority of the independent directors. In light of the number of independent directors and the lack of nominations by shareholders in the past, the board of directors has not adopted a formal nominating committee or nominating committee charter. The independent directors will consider nominees recommended by shareholders. Any shareholder wishing to nominate a candidate for director at a shareholders meeting must submit a proposal as described under “Proposals of Shareholders” and furnish certain information about the proposed nominee. The notice submission should include information on the candidate for director, including the proposed candidate’s name, age, business address, residence address, principal occupation or employment for the previous five years, and class or series and number of shares of our common stock owned beneficially or of record. In considering a potential nominee for the Board, shareholders should note that the rules of Nasdaq require that a majority of the board of directors be independent, as defined by Nasdaq rules. Further, the candidates should evidence: personal characteristics of the highest personal and professional ethics, integrity and values; an inquiring and independent mind and practical wisdom and mature judgment; broad training and experience at the policy-making level in business, government or community organizations; expertise that is useful to our company and complementary to the background and experience of other board members; willingness to devote a required amount of time to carrying out the duties and responsibilities of board membership; commitment to serve on the board over a period of several years to develop knowledge about our company, its strategy and its principal operations; willingness to represent the best interests of all constituencies and objectively appraise management performance; and involvement in activities or interests that do not create a conflict with the director’s responsibilities to our company. The notice submission should be addressed to our board of directors, c/o Zoltek Companies, Inc., 3101 McKelvey Road, St. Louis, Missouri 63044.

Shareholders who desire to communicate with members of the board should send correspondence addressed to board of directors, c/o Zoltek Companies, Inc., 3101 McKelvey Road, St. Louis, Missouri 63044. All appropriate shareholder correspondence is forwarded directly to the members of the board of directors. The company does not, however, forward sales or marketing materials or correspondence not clearly identified as shareholder correspondence.
DIRECTORS’ FEES
Directors, other than Mr. Rumy, are currently paid $750 per quarterly board meeting or committee meeting attended. Directors are also entitled to reimbursement for out-of-pocket expenses incurred in connection with attendance of board or committee meetings. In addition, each of the directors is also eligible to participate in our long-term incentive plan. During fiscal 2008, the first business day after the date of our annual meeting of shareholders, each director was granted options to acquire 7,500 shares of common stock. In addition, newly elected directors also receive an initial grant of options to purchase 7,500 shares at the time of their election. Options granted to the directors entitle the director to purchase common stock at a price equal to the fair market value on the date of grant. The options by their terms are not transferable by the director except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. The options are exercisable solely by the director and only during the director’s lifetime. Each option is immediately exercisable as to any or all shares and may be exercised at any time or from time to time. Options that are outstanding and unexercised at the time the holder ceases to be a director of the company for any reason terminate on the first to occur of the expiration date of the option or the expiration of 24 months after the date the holder ceases to be a director. Unless exercised or terminated sooner, each option granted in fiscal 2007 or prior expires on the tenth anniversary of the date of grant. Each option granted in fiscal 2008 expires on the fifth anniversary of the date of grant.
Compensation received by Mr. Husman for his service as a director is set forth under “Summary Compensation Table.” Mr. Rumy does not receive any separate compensation for his service as a director of our company.
The following table discloses the fees earned or paid to our non-employee directors during fiscal 2008:

					Change in Pension
					Value and
				Non-Equity	Nonqualified	Other
		Stock		Incentive Plan	Deferred	Annual
	Fees Paid	Awards	Option	Compensation	Compensation	Compensation
Name	In Cash ($)	($)	Awards($)(1)	($)	Earnings ($)	($)	Total ($)
Linn H. Bealke	$3,000	—	$186,236	—	—	—	$189,236
James W. Betts	$2,250	—	$186,236	—	—	—	$188,486
Charles A. Dill	$3,000	—	$186,236	—	—	—	$189,236
Michael D. Latta	$3,000	—	$186,236	—	—	—	$189,236

(1)
Amounts shown do not reflect compensation actually received by the named director nor does it necessarily reflect the actual value that will be recognized by the named director. Instead, the amounts shown are the stock based compensation expense of option awards granted to the named director as determined pursuant to FAS 123(R). The assumptions used to calculate the value of option awards are set forth under Note 10 — Stock Compensation Expense to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2008. The FAS 123(R) value as of the grant date for stock option awards is expensed ratably over 12 months.

SECURITY OWNERSHIP BY MANAGEMENT
The following table indicates, as of January 7, 2009, the beneficial ownership of Zoltek common stock by each of our directors, each nominee for election as a director, our executive officers named in the Summary Compensation Table and all directors and executive officers of our company as a group:

	Number of Shares
Name of Beneficial Owner	Beneficially Owned		Percent of Class(1)

Zsolt Rumy	6,057,709		17.61%
Linn H. Bealke	220,000	(2)	*
James W. Betts	96,682	(3)	*
Charles A. Dill	206,561	(4)	*
Michael D. Latta	127,886	(5)	*
George E. Husman	48,500	(6)	*
Karen M. Bomba	50,000	(7)	*
Andrew W. Whipple	20,000	(8)	*
All directors and executive officers as a group (8 persons)	6,827,338	(9)	19.75%

*	Less than one percent

(1)
Based upon 34,405,692 shares of our common stock issued and outstanding as of January 7, 2009 and, for each director or executive officer or the group, the number of shares subject to options, warrants or conversion rights that may be acquired upon exercise thereof by such director or executive officer or the group within 60 days of January 7, 2009.

(2)	Includes 15,000 shares subject to presently exercisable stock options.

(3)	Includes 30,000 shares subject to presently exercisable stock options.

(4)	Includes 30,000 shares subject to presently exercisable stock options.

(5)	Includes 22,500 shares subject to presently exercisable stock options.

(6)	Includes 47,500 shares subject to presently exercisable stock options.

(7)	Includes 25,000 unvested stock options and 25,000 unvested shares of restricted stock.

(8)	Includes 20,000 shares of unvested restricted stock.

(9)	Includes 170,000 shares subject to presently exercisable stock options and 45,000 shares of restricted stock.
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview of Executive Compensation and Philosophy
The Compensation Committee of the board of directors is responsible for establishing and overseeing our overall compensation policy. The Compensation Committee is responsible for the determination of the compensation levels of our Chief Executive Officer and oversight of all executive compensation paid to the Named Executive Officers included in the Summary Compensation Table. The guiding principle of the Compensation Committee is the belief that executive compensation should be based on performance and productivity in contributing to the success of Zoltek and the growth in shareholder value.

Zoltek’s executive compensation program is designed to align executive compensation with the achievement of business objectives of the company and the financial interests of its shareholders. In this manner, the company seeks to meet its ultimate responsibility to its shareholders by striving to create superior, long-term return on their investment through achievement of the company’s long-term strategy, earnings growth and the prudent management of Zoltek’s business. The Compensation Committee oversees the company’s executive compensation program to ensure that total compensation paid to executive officers, including the Named Executive Officers, is fair internally, competitive externally, and offers appropriate motivation.
The Zoltek executive compensation program includes both cash and stock-based compensation. Actual levels of total compensation in any given year are a function of the achievement of company goals. Equity compensation, which for fiscal 2008 consisted of the awarding of stock options awards and restricted stock, with vesting periods designed to ensure long-term alignment of interests of management and shareholders.
Evaluation of Executive Performance
In evaluating the executives’ performance and in order to insure that the executive compensation packages are competitive, the Compensation Committee considers publicly available salary survey data and compensation practices for comparably sized manufacturing companies and compares such information to the salaries and compensation for similarly situated Zoltek executive officers. The Committee does not have a particular policy of establishing salaries or equity compensation for Zoltek executive officers compared to a peer group of companies.
As part of its oversight function the Compensation Committee reviews the status of company officers, their positions, progress towards overall company objectives and compensation. They also meet with the Chief Executive Officer to discuss overall executive team capabilities and capacity as well as individual executive performance.
Proposed compensation for all but the Chief Executive Officer is initiated by the Chief Executive Officer. He evaluates the performance of the other executive officers in terms of their individual performance and contribution to company objectives. The Chief Executive Officer then reviews his evaluations with the board of directors, including members of the Compensation Committee. The Compensation Committee meets with the Chief Executive Officer and discusses his recommendations. The Compensation Committee also meets with the Chief Executive Officer and evaluates his performance and discusses future compensation considerations.
Executive Compensation Components
In fiscal 2008 the components of compensation for Zoltek’s officers, including Named Executive Officers were:
•	Salary

•	Annual incentive compensation

•	Long-term incentive compensation

•	Certain additional employee benefits
These components of the executives’ total compensation program are discussed more fully below.

Salary
The company pays Named Executive Officers salaries to compensate them for services given during the year. The Compensation Committee considers performance evaluations from the Chief Executive Officer for the past year, and that individual’s future potential, as well as how the executive has contributed to Zoltek’s performance generally. For fiscal 2008, the salary of Karen Bomba, our Chief Operating Officer, was established in connection with her hiring in March 2008. The salary of Andrew Whipple, our Chief Accounting Officer, was established in connection with his hiring in April 2008. The annual salary of George Husman, our Chief Technical Officer, was not increased for fiscal 2008. At Mr. Rumy’s request, the Compensation Committee maintained Mr. Rumy’s annual salary at $500,000 for fiscal 2008. In view of past constraints on the company’s resources and in consideration of Mr. Rumy’s significant equity ownership, Mr. Rumy’s base salary has remained below the level which the Committee believes the company could otherwise expect to pay for an executive of Mr. Rumy’s background and responsibilities.
Annual Incentive Compensation
The annual incentive component of compensation is a cash payment designed to link executive pay to the company’s performance. The amount awarded to the executives under this component is determined based on the Committee’s evaluation of strategic goals that the Compensation Committee believe more fully enhance shareholder value. In considering the advisability of paying short-term compensation for fiscal 2008, the Committee determined that, while significant contributions were made by executive management during fiscal 2008 toward the company’s strategic plan, no cash bonuses should be paid to executive officers for fiscal 2008 .
Long-Term Incentive Compensation
The primary purpose of our long-term incentive program is to align the interests of our key employees, including the executive officers, more closely with the interests of our stockholders by offering these key employees an opportunity to benefit from increases in the market price of our common stock. The granting of stock options and restricted stock is specifically targeted toward retention of our executives and other key employees. Our equity incentive program provides long-term incentives that have enabled us to attract and retain key employees by encouraging their ownership of our common stock.
No stock options are granted at a price that is less than the fair market value of a share of our common stock on the date of grant. Outstanding stock options expire ten years from the date of grant or upon termination of employment. Options granted to employees during fiscal 2008 vest 17% in the first year, 33% in the second year and 50% in the third year from date of grant. All options are issued at a price equal to the market price on the date the board of directors approves the grant. The options were granted pursuant to our 2008 Long Term Incentive Plan, which was approved by our stockholders in February 2008.
The granting of restricted stock is specifically targeted toward the retention of our executives and key employees. Restricted shares granted in fiscal 2008 vest 17% in the first year, 33% in the second year and 50% in the third year from date of grant.
There may be times when the Compensation Committee may grant options when the board or Compensation Committee is in possession of material non-public information. The Compensation Committee typically does not take such information into account when determining whether and in what amount to make option grants.
During fiscal 2008, in connection with Ms. Bomba’s initial employment with the company, Ms. Bomba also was granted options to purchase 25,000 shares of our common stock at an exercise price of $22.69. Ms. Bomba also was granted 25,000 shares of restricted stock. In connection with Mr. Whipple’s initial employment with the company, Mr. Whipple was granted 20,000 shares of our restricted stock. No other option grants were made to the Named Executive Officers during fiscal 2008.

Certain Additional Employee Benefits
Standard Benefits Package As with all other Zoltek employees, the executives are eligible for the same health and dental insurance, accidental death insurance, disability, vacation, 401(k) and other similar benefits offered by the company. The company’s benefits package generally is designed to assist employees in providing for their own financial security in a manner that recognizes individual needs and preferences.
Perquisites In order to provide more competitive compensation package for Mr. Rumy and in recognition that his base salary remains significantly below the level which the Committee believes the Company could otherwise expect to pay for an executive of Mr. Rumy’s background and responsibilities, during fiscal 2008 we reimbursed Mr. Rumy for dues to social/country clubs of his choosing in the amount of $19,967 and provided him with an automobile allowance of $18,000. The company does not generally offer management any other personal benefits not available to company employees.
Tax Deductibility of Pay
Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Tax Code”), places a limit of $1,000,000 on the amount of compensation that Zoltek may deduct in any one year with respect to each of its five most highly paid executive officers. To maintain flexibility in compensating executive officers in a manner designed to promote corporate goals, the Compensation Committee has not adopted a policy requiring all compensation to be deductible but will consider requiring compensation to be deductible on a case-by-case basis.
Compensation Committee Report
The responsibilities of the Compensation Committee are provided in its charter, which has been approved by our board of directors.
In fulfilling its oversight responsibilities with respect to the Compensation Discussion and Analysis included in this Report the Compensation Committee, among other things, has:
•	reviewed and discussed the Compensation Discussion and Analysis with management, and

•	following such review, approved the inclusion of such Compensation Discussion and Analysis in this proxy statement.
SUBMITTED BY THE COMPENSATION COMMITTEE

Charles A. Dill	Michael D. Latta
Notwithstanding anything set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the preceding report shall not be deemed incorporated by reference in any such filings.

Summary Compensation Table
For the fiscal years ended September 30, 2008, 2007 and 2006, the following table sets forth summary information concerning compensation awarded or paid to, or earned by, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and Chief Technology Officer of our company, who were the only executive officers or former executive officers of our company whose salary and bonus exceeded $100,000 for the fiscal year ended September 30, 2008 (collectively, the “Named Executive Officers”).

				Stock		Option		All Other
Name and Principal Position	Year	Salary		Awards(1)		Awards(1)		Compensation		Total ($)

Zsolt Rumy	2008	$500,000		—		—		$37,967	(10)	$537,967
Chairman of the Board,	2007	$500,000		—		—		$41,621	(11)	$541,621
Chief Executive Officer	2006	$270,833		—		—		—		$270,833
And Chief Financial Officer

Karen M. Bomba	2008	$168,269	(2)	$101,938	(6)	$36,463	(6)	—		$306,670
Chief Operating Officer

Andrew W. Whipple	2008	$84,872	(3)	$69,306	(7)	—		—		$154,178
Chief Accounting Officer

George Husman	2008	$300,000	(5)	—		$329,945	(8)	$3,000	(12)	$632,945
Chief Technical Officer	2007	$200,000		—		$369,351	(9)	$1,500		$570,851

Kevin Schott	2008	$116,667	(4)	—		—		—		$116,667
Former Chief Financial	2007	$200,000		—		—		—		$200,000
Officer	2006	$200,000		—		$35,355		—		$235,355

(1)
Amounts shown do not reflect compensation actually received by the named executive officers nor does it necessarily reflect the actual value that will be recognized by the named executive officers. Instead, the amounts shown are the stock based compensation expense of option awards recognized for financial statement purposes for the named executive officers as determined pursuant to FAS 123(R). The assumptions used to calculate the value of option awards are set forth under Note 10 — Stock Compensation Expense to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2008. The FAS 123(R) value as of the grant date for stock option awards is expensed over the number of months of service required for the grant to become non-forfeitable.

(2)	Ms. Bomba became the Company’s Chief Operating Officer as of March 10, 2008.

(3)	Mr. Whipple became the Company’s Chief Accounting Officer as of April 29, 2008.

(4)	Mr. Schott left the Company as of May 2, 2008.

(5)	Mr. Husman became the Company’s Chief Technology Officer as of February 1, 2007.

(6)
The fair value per FAS 123(R) of Ms. Bomba’s 25,000 employee options granted in March 2008 is $187,525 and is expensed for financial statement reporting purposes over the vesting period of three years. The fair value per FAS 123(R) of Ms. Bomba’s 25,000 restricted shares is $524,250 and is expensed for financial statement purposes over the vesting period of three years.

(7)
The fair value per FAS 123(R) of Mr. Whipple’s 20,000 restricted shares granted in May 2008 is $499,000 and is expensed for financial statement reporting purposes over the vesting period of three years.

(8)	The fair value per FAS 123(R) of Mr. Husman’s 7,500 director options granted in January 2008 is $140,897 and is expensed for financial statement purposes over 12 months.

(9)
The fair value per FAS 123(R) of Mr. Husman’s 25,000 employee options granted in February 2007 is $299,549 and is expensed for financial statement reporting purposes over the vesting period of 21 months. The fair value per FAS 123(R) of Mr. Husman’s 15,000 director options granted in January 2007 is $330,227 and was expensed for financial statement purposes over 12 months.

(10)	The company reimbursed Mr. Rumy for social/country clubs in the amount of $19,967 and provided him with an automobile allowance of $18,000 during fiscal 2008.

(11)	The company reimbursed Mr. Rumy for social/country clubs in the amount of $22,121 and provided him with an automobile allowance of $19,500 during fiscal 2007.

(12)	Represents director fees earned by Mr. Husman in fiscal 2008.
Grants of Plan-Based Awards
The following table sets forth information concerning stock option grants made in the fiscal year ended September 30, 2008, to the Named Executive Officers.

		Stock Awards:		Exercise or	Fair Value of
	Grant	Number of Shares of		Base Price of	Stock and
Name	Date	Stock or Units(#)		Option Awards($/Sh)	Option Awards
Karen Bomba	3/10/2008	25,000	(1)	—	$524,250
Karen Bomba	3/19/2008	25,000	(2)	$22.69	$187,525
Andrew Whipple	5/12/2008	20,000	(3)	—	$499,000

(1)
Restricted shares granted to Ms. Bomba in connection with her employment with the company. The restricted shares expire on the earlier of: ten years after grant; three months after termination of employment, except in the case of retirement, death or total disability; or 12 months after termination of employment in the case of retirement, death or total disability. Restricted shares granted in fiscal 2008 vest 17% in the first year, 33% in the second year and 50% in the third year from date of grant.

(2)
Options granted to Ms. Bomba in connection with her employment with the company. The options expire on the earlier of: ten years after grant; three months after termination of employment, except in the case of retirement, death or total disability; or 12 months after termination of employment in the case of retirement, death or total disability. Options granted in fiscal 2008 vest 17% in the first year, 33% in the second year and 50% in the third year from date of grant.

(3)
Restricted shares granted to Mr. Whipple in connection with his employment with the company. The options expire on the earlier of: ten years after grant; three months after termination of employment, except in the case of retirement, death or total disability; or 12 months after termination of employment in the case of retirement, death or total disability. Restricted shares granted in fiscal 2008 vest 17% in the first year, 33% in the second year and 50% in the third year from date of grant.

(4)
Represents the grant date fair value of $20.97 per share for the restricted stock unit awards to Ms. Bomba, the grant date fair value of $13.39 per share for the stock options granted to Ms. Bomba and the grant date fair value of $24.95 per share for the restricted stock unit awards to Mr. Whipple, each computed in accordance with FAS 123(R). Please refer to Note 10, “Stock Compensation Expense,” in the Notes to Consolidated Financial Statements contained in our fiscal 2008 Annual Report on Form 10-K for a discussion regarding the valuation of our stock and option awards.

Outstanding Equity Awards At Fiscal Year End Table
The following table sets forth information with respect to the exercise of stock options by the Named Executive Officers during the fiscal year ended September 30, 2008, and the number of exercisable and unexercisable stock options at September 30, 2008, as well as the value of such stock options having an exercise price lower than the closing price on September 30, 2008 (“in-the-money” options) held by the Named Executive Officers.

	Option Awards							Stock Awards
												Equity
												Incentive	Equity
					Equity							Plan	Incentive
					Incentive							Awards:	Plan
					Plan							Number of	Awards:
					Awards:					Market		Unearned	Market or
	Number of		Number of		Number of					Value of		Shares,	Payout Value
	Securities		Securities		Securities			Number of		Shares or		Units or	of Unearned
	Underlying		Underlying		Underlying			Shares or		Units of		Other	Shares, Units
	Unexercised		Unexercised		Unexercised	Option	Option	Units of Stock		Stock That		Rights That	or Other
	Options (#)		Options (#)		Unearned	Exercise	Expiration	That Have Not		Have Not		Have Not	Rights That Have
Name	Exercisable		Unexercisable		Options (#)	Price ($)	Date	Vested (#)		Vested ($)		Vested (#)	Not Vested ($)
Karen Bomba	—		25,000	(2)	—	20.97	3/10/2018	—		—		—	—
Karen Bomba	—		—		—	—	—	25,000	(2)	$427,750	(1)	—	—
Andy Whipple	—		—		—	—	—	20,000	(2)	$342,200	(1)	—
George Husman	15,000	(3)	—		—	31.07	2/22/2017	—		—		—	—
George Husman	12,500	(4)	12,500	(4)	—	26.22	1/30/2017	—		—		—	—
George Husman	7,500	(3)	—		—	36.73	1/30/2018	—		—		—	—

(1)	Based on a price per share of $17.11, the closing price of our common stock on September 30, 2008.

(2)	Options and restricted shares granted in fiscal 2008 vest 17% in the first year, 33% in the second year and 50% in the third year from date of grant.

(3)	The options became exercisable immediately upon the grant date.

(4)	The options became exercisable with respect to one–half of the total option shares on October 1, 2007 and the remainder of the options become exercisable on October 1, 2008.
Option Exercises And Stock Vested
The following table sets forth information concerning amounts received or realized upon exercise of options or similar instruments, and the vesting of options, by the Named Executive Officers during fiscal 2008.

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized on	Acquired on		Value Realized on
Name	Exercise (#)	Exercise ($)	Vesting (#)		Vesting ($)

George Husman	—	—	12,500	(1)	$235,875

(1)	Mr. Husman’s 12,500 employee options vested on October 1, 2007. The stock price on that date was $45.09 (used for the value realized on vesting).
Change of Control, Severance and Termination
On March 10, 2008, the company entered into an employment agreement with Karen Bomba, Chief Operating Officer. Ms. Bomba was initially hired in March 2008. The term of her employment under this agreement continues until March 10, 2010 or until sooner if terminated by the terms of this agreement. On November 26, 2008, the company entered into an employment agreement with Andrew Whipple, Chief Accounting Officer. Mr. Whipple was initially hired in May 2008. The term of his employment under this agreement continues until November 26, 2011 until sooner if terminated by the terms of this agreement. The company has not entered into employment agreements with any other employees.

In the event of a termination of an executive by the company for cause, or if the executive voluntarily terminates employment with the company for other than a change of control, the company shall pay the executive the base salary then in effect which has accrued to the termination date, along with accrued but unused vacation days. The executive will be entitled to no further compensation or benefits from company.
In the event of a termination for any reason other than cause or by a change of control, the company shall continue to pay the executive the base salary in effect for the remaining term of the agreement. Further, the executive will continue to receive other compensation and benefits from company as if the executive would have received had employment not been terminated, including Long-Term Incentive Plan benefits, through the end of the term of this agreement. In lieu of providing any benefits due to the executive, the company may elect to substitute cash payments for the current value of such benefits without regard to the tax consequences.
The following table illustrates the potential payment and benefits to be received by Ms. Bomba if such a change in control event would have occurred as of September 30, 2008:

Involuntary
Termination
without Cause
Following
Type of Payment	Change in Control
Base Salary (1)	$425,000
Medical Insurance Cost (2)	10,550
Dental Insurance Cost (3)	1,383
TOTAL	$436,933

(1)	Assumes Ms. Bomba’s current base salary of $300,000

(2)	Based on a current monthly medical insurance cost to the Company of $620

(3)	Based on a current monthly dental insurance cost to the Company of $81
The following table illustrates the potential payment and benefits to be received by Mr. Whipple if such a change in control event would have occurred as of September 30, 2008:

Involuntary
Termination
without Cause
Following
Type of Payment	Change in Control
Base Salary (1)	$633,333
Medical Insurance Cost (2)	23,584
Dental Insurance Cost (3)	3,091
TOTAL	$660,008

(1)	Assumes Mr. Whipple’s current base salary of $200,000

(2)	Based on a current monthly medical insurance cost to the Company of $620

(3)	Based on a current monthly dental insurance cost to the Company of $81

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2009. A resolution will be presented at the meeting to ratify the appointment of Ernst & Young LLP.
On December 15, 2008, we dismissed Grant Thornton LLP as our independent registered public accounting firm and engaged Ernst & Young LLP as our new independent registered public accounting firm. Our Audit Committee participated in and approved the decision to change our independent registered public accounting firm.
The reports of Grant Thornton LLP on our financial statements for the fiscal years ended September 30, 2007 and 2008 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended September 30, 2007 and 2008 and through December 15, 2008, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton LLP would have caused them to make reference thereto in their reports on the financial statements for such years.
During the fiscal years ended September 30, 2007 and 2008, and through December 15, 2008, there were no reportable events within the meaning of Item 304(a)(1)(v) of SEC Regulation S-K, except for the material weaknesses in internal control over financial reporting described in the following paragraphs. There were no material weaknesses in internal control over financial accounting in our Annual Report on Form 10-K for the fiscal year ended September 30, 2008.
In our Annual Report on Form 10-K for the fiscal year ended September 30, 2007 and our Quarterly Reports on Form 10-Q for the quarters ended December 31, 2007, March 31, 2008, and June 30, 2008, we reported material weaknesses in the following areas of our internal control over financial reporting: (1) the company did not maintain effective entity level controls and procedures to prevent certain accounting entries from being recorded prior to formal documentation of the arrangements being obtained.; (2) the company lacked effective policies and procedures to insure use of an appropriate measurement date for the valuation of certain share-based payments; and (3) the company did not maintain effective policies and procedures related to the assessment of reserves for possible liability arising from certain litigation matters.
In our Quarterly Reports on Form 10-Q for the quarters ended December 31, 2006, March 31, 2007 and June 30, 2007, we reported we had material weaknesses in our internal control over financial reporting related to the accounting for physical inventory quantities and the accuracy and valuation of inventory.
Our management believes that all of the aforementioned material weaknesses have been remediated. The Audit Committee and management discussed these material weaknesses with Grant Thornton LLP and authorized Grant Thornton LLP to respond fully to any inquiries about our material weaknesses over financial reporting as may be made by the successor independent accounting firm, Ernst & Young LLP.
During the fiscal years ended September 30, 2007 and 2008 and through December 15, 2008, we did not consult with Ernst & Young LLP regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that Ernst & Young LLP concluded was an important factor considered by the us in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Accounting Fees
The following table displays the aggregate fees for professional audit services for the audit of the financial statements for the fiscal years ended September 30, 2008 and 2007 and fees billed for other services during those periods by Grant Thornton LLP.

	2008	2007

Audit fees(1)	$829,210	$790,518
Audit related-fees (2)	99,132	181,182
Tax fees	80,000	87,000
All other fees	—	—

Total	$1,008,342	$1,058,700

(1)
Audit fees consisted of audit work performed with respect to the company’s financial statements as well as work generally only the independent auditors can reasonably be expected to provide, such as statutory audits.

(2)
Audit related-fees in 2008 consist of audit work performed with respect to the company’s non-public, fact finding investigation relating to payments directed by the company’s former Chief Financial Officer that were not properly authorized or recorded. Audit related-fees in fiscal 2007 consist of audit work performed with respect to the company’s secondary equity offering in August of 2007.

PricewaterhouseCoopers LLP served as our independent accountants during fiscal 2006 and was replaced by Grant Thornton LLP on May 21, 2007. The following table displays the aggregate fees for professional audit services for the audit of the financial statements for the fiscal years ended September 30, 2008 and 2007 and fees billed for other services during those periods by PricewaterhouseCoopers LLP.

	2008	2007

Audit fees(1)	$68,809	$342,759
Audit related-fees (2)	90,000	108,306
Tax fees	—	—
All other fees	—	—

Total	$158,809	$451,065

(1)
Audit fees consisted of audit work performed with respect to the company’s financial statements as well as work generally only the independent auditors can reasonably be expected to provide, such as statutory audits.

(2)
Audit related-fees in 2008 consist of audit work performed with respect to the company’s non-public, fact finding investigation relating to payments directed by the company’s former Chief Financial Officer that were not properly authorized or recorded. Audit related-fees in fiscal 2007 consist of audit work performed with respect to the company’s secondary equity offering in August of 2007.

Pre-Approval Policies
Since the Audit Committee adopted the pre-approval policy described below, the Audit Committee pre-approved under that policy fees, which on a fiscal year basis, represented 100% of the “Audit fees” in fiscal years 2008 and 2007.
Consistent with Securities and Exchange Commission requirements regarding auditor independence, the Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. Under the policy, the Committee must pre-approve services prior to commencement of the specified service. The Audit Committee periodically reviews reports summarizing the services, including fees, provided by the independent auditor; a listing of pre-approved services provided; and a current projection presented similar to that included in this proxy statement, of the estimated annual fees to be paid to the independent auditors.
Ratification of the Appointment of Independent Auditors
Grant Thornton LLP served as our independent registered public accounting firm for the fiscal year ended September 30, 2008. Representatives of Ernst & Young LLP are expected to be present at our annual meeting to respond to appropriate questions from our shareholders and to make statements if they so desire.
Ratification of the appointment of Ernst & Young as our independent registered public accountants for the year ending September 30, 2009 will require the affirmative vote of the holders of a majority of the shares of our common stock cast on this proposal at the annual meeting. If the appointment of Ernst & Young LLP is not ratified at the annual meeting, our Audit Committee will reconsider their appointment as our independent registered public accountants.
Our board of directors recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accountants for the year ending September 30, 2009.

REPORT OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS
The Audit Committee oversees our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The Audit Committee operates pursuant to a written charter which was amended and restated by the board of directors on December 6, 2003. Our independent accountants are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles. The board of directors has determined that the members of the Audit Committee are independent within the meaning of the listing standards of Nasdaq.
In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report with management, including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee meets with the independent accountants, with and without management present, to discuss the scope and plans for the audit, results of their examinations, their evaluations of the internal controls, and the overall quality of our financial reporting. The Audit Committee reviewed with the independent accountants the acceptability of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards including, but not limited to, those matters under SAS 61 (Codification of Statements on Auditing Standards). In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1. The Audit Committee met eight times during fiscal 2008.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2008, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors
Linn H. Bealke	Charles A. Dill	Michael D. Latta

RELATED PARTY TRANSACTIONS
Pursuant to its charter, our Audit Committee is responsible for reviewing and approving all transactions of our company in which a related person has a direct or indirect material interest. It is our policy that executive management notify the Audit Committee of any transaction that may be deemed a related-party transaction. Upon such a notification, the Audit Committee will meet to review the terms of such a transaction and make any necessary determinations. We maintain various policies and procedures relating to the review, approval or ratification of transactions in which we, or any of our directors, officers or employees, may have a direct or indirect material interest. Our Code of Business Conduct, which may be found on our website at www.zoltek.com under About Us/Corporate Policies, prohibits our directors, officers and employees from engaging in specified activities without prior approval of management or our board or Audit Committee.
During fiscal 2008, in connection with our operations, we from time to time chartered an airplane from a corporation beneficially owned by Mr. Rumy, our Chairman, President and Chief Executive Officer. The total of all such charter payments made by us during fiscal 2008 was $127,814.
We believe that all of the transactions with affiliates set forth above were made on terms not less favorable to us than would have been obtained from unaffiliated third parties.
The transactions set forth above have been reviewed and approved by our Audit Committee. In May 2007, our Audit Committee established a written policy and procedures for review and approval of transactions and business arrangements in which the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year and in which one of our directors, executive officers, or nominees for director, or their immediate families, or a greater than 5% owner of our stock, may also be a director, executive officer, or investor, or have some other direct or indirect material interest. We refer to these relationships generally as “related party transactions.” If a related party transaction subject to review directly or indirectly involves a member of the Audit Committee (or an immediate family member or domestic partner), the remaining Committee members will conduct the review. In evaluating a related party transaction involving a director, executive officer, or their immediate family members, the Audit Committee considers, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.
PROPOSALS OF SHAREHOLDERS
Under applicable regulations of the Securities and Exchange Commission, all proposals of shareholders to be considered for inclusion in the proxy statement for the 2010 Annual Meeting of Shareholders must be received at our executive offices, c/o Zsolt Rumy, Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer, 3101 McKelvey Road, St. Louis, Missouri 63044 by not later than September 28, 2009. Our By-Laws also prescribe certain time limitations and procedures which must be complied with for proposals of shareholders, including nominations of directors, to be considered at such annual meeting. Our By-Laws provide that shareholder proposals which do not appear in the proxy statement may be considered at a meeting of shareholders only if written notice of the proposal is received by the Secretary of the company not less than 30 and not more than 60 days before the annual meeting; provided, however, that, in the event that less than 40 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.
Any written notice of a shareholder proposal must include the following information: (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder; and (c) as to the shareholder giving the notice, (1) the name and address of such shareholder, as it appears ion the our books, and (2) the class and number of shares of our common stock which are owned beneficially by such shareholder.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors, and persons who own more than ten percent of our outstanding stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission. To the knowledge of management, based solely on its review of such reports furnished to us and written representations that no other reports were required to be filed, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended September 30, 2008.
EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of September 30, 2008 with respect to the shares of our common stock that may be issued under our existing compensation plans:

			Number of securities remaining
			available for future issuance
	Number of securities to	Weighted-average	under equity compensation
	be issued upon exercise	exercise price of	plans (excluding securities
Plan Category	of outstanding options	outstanding options	reflected in column (a))

Equity compensation plans approved by security holders	369,810	$16.02	2,192,500

Equity compensation plans not approved by security holders	—	—	—

Total	369,810	$16.02	2,192,500
ANNUAL REPORT
Our annual report for the fiscal year ended September 30, 2008 has simultaneously been mailed to the shareholders of the company.
A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2008, as filed with the Securities and Exchange Commission (excluding exhibits), may be obtained by any shareholder, without charge, upon written request to Jill A. Schmidt, Zoltek Companies, Inc., 3101 McKelvey Road, St. Louis, Missouri 63044, telephone number: (314) 291-5110.
OTHER MATTERS
We have adopted a Senior Executives Code of Ethics that applies to our executive officers. The Senior Executives Code of Ethics may be obtained free of charge by sending a written request to Jill A. Schmidt, Zoltek Companies, Inc., 3101 McKelvey Road, St. Louis, Missouri 63044.
Our board of directors does not intend to present at the Annual Meeting any business other than that referred to in the accompanying Notice of Annual Meeting. As of the date hereof, the board of directors was not aware of any other matters which may properly be presented for action at the Annual Meeting. If, however, any other matters should properly come before the Annual Meeting, it is the intention of the persons named on the proxy card to vote the shares represented thereby in accordance with their judgment as to the best interest of our company on such matters.
ZSOLT RUMY
Chairman of the Board, President,
  Chief Executive Officer and Chief Financial Officer
January 26, 2009

ZOLTEK COMPANIES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Zsolt Rumy and Andrew Whipple, and each of them, with or without the other, proxies, with full power of substitution to vote, as designated below, all shares of stock that the signatory hereof is entitled to vote at the Annual Meeting of Shareholders of Zoltek Companies, Inc. to be held at the Hilton St. Louis Frontenac, Ambassadeur Ballroom, 1335 South Lindbergh Boulevard, St. Louis, Missouri on Wednesday, February 25, 2009, at 10:00 a.m., local time, and all adjournments thereof, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for such meeting, receipt of which is hereby acknowledged.
1.	ELECTION OF TWO CLASS I DIRECTORS

☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY
	(except as written to the contrary below)		to vote for nominees as listed below
CLASS I — LINN H. BEALKE AND GEORGE E. HUSMAN
(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee’s name in the space provided below.)
2.	PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2009.

☐ FOR ☐ AGAINST ☐ ABSTAIN
This proxy also may be voted, in the discretion of the proxies, on any matter that may properly come before the meeting and all adjournments thereof.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES LISTED ABOVE IN THE ELECTION OF DIRECTORS AND “FOR” APPROVAL OF PROPOSAL 2 ABOVE.
Dated this  _____  day of  _____  , 2009.
PLEASE DATE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature

Please date and sign in the exact name in which you own the Company’s Common Stock. Executors, administrators, trustees and others acting in a representative or fiduciary capacity should so indicate when signing.